SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                                      FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 12 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      January 12, 1999
                                                       ----------------


                               ARROW ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)

      New York                     1-4482                      11-1806155
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(State or Other Juris-         (Commission File             (IRS Employer
diction of Incorporation)           Number)              Identification No.)


   25 Hub Drive, Melville, New York                              11747
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(Address of Principal Executive Offices)                        Zip Code


Registrant's telephone number, including area code:  (516) 391-1300

Item 5. Other Events.
        -------------
        On January 12, 1999, Arrow Electronics, Inc. announced that its earnings for the fourth quarter of 1998 are likely to be below analysts' expectations.


Item 7. Financial statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------
(a)     Not applicable.

(b)     Not applicable.

(c) Exhibit 99 (i) Press Release dated January 12, 1999, issued by Arrow Electronics, Inc. announcing that its earnings for the fourth quarter of 1998 are likely to be below analysts' expectations.

SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ARROW ELECTRONICS, INC.




Dated:  January 12, 1999                       By: /s/Robert E. Klatell
                                                   --------------------
                                               Name:  Robert E. Klatell
                                               Title: Executive Vice President

EXHIBIT INDEX


Exhibit                                                          Page #

  99 Press Release dated January 12, 1999, issued by Arrow Electronics, Inc. announcing that its earnings for the fourth quarter of 1998 are likely to be below analysts' expectations.